UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement

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☐ Definitive Proxy Statement

☒ Definitive Additional Materials

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LEXEO THERAPEUTICS, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! LEXEO THERAPEUTICS, INC. 2024 Annual Meeting Vote by June 24, 2024 11:59 PM ET LEXEO THERAPEUTICS, INC. 345 PARK AVENUE SOUTH, FLOOR 6 NEW YORK, NY 10010 V49852-P08289 You invested in LEXEO THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2024. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by submitting your request prior to June 11, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote Virtually at the Meeting* June 25, 2024 11:00 a.m. ET Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/LXEO2024 *Please check the meeting materials for any special requirements for meeting attendance.
Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. The election of Mette Kirstine Agger as the Class I director. Nominee: 1a. Mette Kirstine Agger For 2. The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024. For NOTE: In their discretion, the proxyholders will vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V49853-P08289